U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 20, 2000

                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                    -----------------------------------------
        (Exact name of small business issuer as specified in its charter)

             Florida                                         91-1796903
 -------------------------------                      ---------------------
 (State or Other Jurisdiction of                         (I.R.S. Employer
  Incorporation or Organization)                      Identification Number)

                                741 Front Street
                                    Suite 140
                           Celebration, Florida 34747
                           --------------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (407) 566-2493

                             400 West Church Street
                             Orlando, Florida 32801
                             ----------------------
          (Former name or former address, if changed since last report)

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Item 8.  Change in Fiscal Year

     On June 7, 2000, the Board of Directors of the Registrant approved a change in the date of its fiscal year end from December 31 to September 30. The Registrant's Form 10-KSB covering the transition period from January 1, 2000 to September 30, 2000 will be its first filing with the Commission reflecting such change.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Orlando Predators Entertainment, Inc.
                                               (Registrant)

                                      By: /s/ Jeffrey L. Bouchy
                                          --------------------------------------
                                      Jeffrey L. Bouchy, Chief Financial Officer

Dated:  September 20, 2000